                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

      Filed Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported)  February 28, 1997



                             TRISTAR CORPORATION
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           (Exact name of registrant as specified in its charter)



      Delaware                   0-13099                         13-3129318
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 (State or other              (Commission                      (IRS Employer
 jurisdiction of              File Number)                   Identification No.)
 incorporation)


12500 San Pedro Avenue, Suite 500, San Antonio, Texas                   78216
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  (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code      (210) 402-2200
                                                  ------------------------------


                               Not Applicable
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         (Former name or former address, if changed since last report)

Item 1.  Change in Control.

         Not applicable.


Item 2.  Acquistion or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Change in Accountant.

         Not applicable.


Item 5.  Other Events.

         Attached hereto as Exhibit "A" is a consolidated balance sheet of Tristar Corporation and its subsidiaries, reflecting its audited balances as of August 31, 1996, and unaudited balances as of February 1, 1997.


Item 6.  Resignation of Director.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Not applicable.


Item 8.  Change in Fiscal Year.

         Not applicable.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      TRISTAR CORPORATION



                                      By /s/ Loren M. Eltiste
                                         --------------------------------------
                                             Loren M. Eltiste, Vice President,
                                             Chief Financial Officer, Assistant
                                             Secretary and Principal Financial
                                             and Accounting Officer


DATE:  February 28, 1997

                                   EXHIBIT A

                      TRISTAR CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                   ASSETS                      February 1,      Pro Forma
                                                  1997        Shareholders'
                                               (unaudited)       Equity       August 31, 1996 *
Current assets:

Cash                                           $    367,000      $                      233,000

Accounts receivable, less allowance for          10,302,000                           9,522,000
doubtful accounts of $967,000

Accounts receivable - related parties - net       1,171,000                           1,518,000

Inventories                                      14,821,000                          12,691,000

Prepaid expenses                                    327,000                             258,000

Total current assets                             26,938,000                          24,222,000

Property, plant and equipment, less               8,121,000                           8,532,000
accumulated depreciation of $6,133,000

Other assets:

Warrant valuation, less accumulated                 619,000                             653,000
amortization of $1,471,000

Other assets                                        405,000                             360,000

Total other assets                                1,024,000                           1,013,000

Total assets                                     36,083,000                          33,767,000



* Prepared from audited financial statements for the year ended August 31, 1996

                      TRISTAR CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS



        LIABILITIES AND                              February 1,     Pro Forma
   SHAREHOLDERS' EQUITY                                 1997       Shareholders'   August 31,
                                                     (unaudited)      Equity**       1996 *
Current liabilities:
Short-term borrowings                                $ 9,636,000                      9,319,000

Accounts payable-trade                                 6,254,000                      5,233,000

Accounts payable-related parties-net                   3,470,000                      2,900,000

Accrued bonuses                                          232,000                        202,000

Accrued interest expense-subordinated debt             1,383,000                      1,174,000

Other accrued expenses                                 1,203,000                        847,000

Income taxes payable                                      10,000                         85,000

Current portion of capital lease obligations              39,000                         38,000

Current portion of long-term obligations               2,930,000                      3,134,000

Total current liabilities                             25,284,000                     22,932,000

Long-term debt, less current portion                          --                          3,000

Obligations under capital leases, less current             2,000                         59,000
portion

Subordinated long term debt - related parties,         8,000,000        4,500,000    12,666,000
less current portion

Total liabilities                                     33,286,000        4,500,000    35,660,000

Commitments and contingencies

Shareholders' equity:
Preferred stock, $.05 par value; authorized            4,666,000        4,666,000
1,000,000 shares;
Series A 666,529 shares issued and outstanding;

Series B 120,690 shares issued and outstanding                --        3,500,000            --
proforma

Common stock, $.01 par value; authorized                 167,000          167,000       167,000
30,000,000 shares;
issued and outstanding 16,716,176 shares

Additional paid-in-capital                            10,493,000      100,493,000    10,354,000

Accumulated deficit                                  (12,361,000)     (12,529,000)  (12,414,000)

Total shareholders' equity                             2,797,000      $ 6,297,000    (1,893,000)

Total liabilities and shareholders' equity            36,083,000                     33,767,000


* Prepared from audited financial statements for the year ended August 31, 1996 ** Reflects changes due to the issuance of Preferred Stock in exchange for the cancellation of Subordinated Debt